                                                                   EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 3, 1998, included in K N Energy, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.






                               /s/ Arthur Andersen LLP
                               ARTHUR ANDERSEN LLP



Denver, Colorado
August 6, 1998







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